                      OPPENHEIMER NEW YORK MUNICIPAL FUND
                      Supplement dated June 7, 2002 to the
                        Prospectus dated January 28, 2002

The Prospectus supplement dated May 10, 2002 is withdrawn.

The Prospectus is changed as follows:

1.        The following  sentence is added after the bullet points at the end of the second  paragraph  under the section  titled "WHAT
     DOES THE FUND MAINLY INVEST IN?" on page 3 of the prospectus:

                  "Securities  that generate  income subject to  alternative  minimum tax (AMT) will count towards the
                  80% municipal securities requirement."

2. The Prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed" section on page 12:

         At a meeting held on December 13, 2001, the Board of Trustees/Directors of the Fund approved various changes to the Fund's fundamental investment policies and submission of an amended and restated declaration of trust to shareholders for approval. Approval of the Fund's shareholders is required before the Fund's fundamental investment policies can be changed and before an amended and restated declaration of trust can be adopted. On or about June 20, 2002, shareholders of the Fund on the record date will be mailed proxy material explaining the reasons for the proposed changes. In addition, on or about June 20, 2002, a copy of the proxy statement will be available for information purposes on the OppenheimerFunds website at www.oppenheimerfunds.com. After that date, shareholders may also call 1.800.708.7780 to request a copy of the proxy statement. If the proposals are approved by shareholders, the Fund's prospectus and/or statement of additional information will be revised to reflect the approved changes.

June 7, 2002                                                                                      360PS019